As filed with the U.S. Securities and Exchange Commission on March xx, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03758

MATRIX ADVISORS VALUE FUND, INC.
(Exact name of registrant as specified in charter)

10 Bank Street, Suite 590, White Plains, NY 10606
(Address of principal executive offices) (Zip code)

David A. Katz

10 Bank Street, Suite 590

White Plains, NY 10606

(Name and address of agent for service)

1(800) 366-6223

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)

MATRIX ADVISORS
VALUE FUND, INC.

10 Bank Street, Suite 590 • White Plains, NY 10606 • Tel. (212) 486-2004 • Fax (212) 486-1822

February 1, 2024

Dear Fellow Shareholder:

The Matrix Advisors Value Fund (the "Fund") was up +12.85% in the 4th quarter of 2023, ahead of the S&P 500® Index's gain of +11.69% and the Russell 1000® Value Index's gain of +9.47%. For the year ended December 31, 2023, the Fund gained +25.21%, versus the S&P 500® Index's gain of + 26.29% and the Russell 1000® Value Index's gain of +11.41%.

Performance results in 2023 benefited from investments made in high-quality Technology and Communication Services companies when their share prices were much lower. In the 4th quarter, more stocks in a variety of sectors outside of Technology contributed to the Fund's strong results. Our holdings in Financials were up double digits across the board in Q4, responding to the solid results they have been reporting and getting a lift from improving investor sentiment as interest rates declined.

Disclosure Note:

For your information, for the period ended December 31, 2023, the Fund's average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors' involvement with the Fund, were +25.21%, +13.50%, +8.54% and +8.16%, respectively. For the same periods, the returns for the S&P 500® Index were +26.29%, +15.69%, +12.03% and +9.37%.

Gross Expense Ratio:	1.23%
Net Expense Ratio:	0.99	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com. Please see the Financial Highlights in this report for the most recent expense ratio.

**The Advisor has contractually agreed to reduce fees through 10/31/24.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996, and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

The Fund's Net Asset Value per share on 12/29/23 was $87.70.

In 2024, we expect good but less spectacular results from last year's biggest winners and continued contributions from Financials in a less restrictive interest rate environment. We also expect greater gains from other areas of the portfolio that lagged in 2023 like Healthcare, Industrials, and Materials.

The largest sector weightings in the Fund on December 31 were in Technology, Financials, Healthcare, and Communication Services, all areas we expect to do well in 2024.

MATRIX ADVISORS
VALUE FUND, INC.

Looking ahead, we are optimistic about the Fund's positioning and prospects in 2024. The Fund's portfolio investments have strong and growing franchises and are positioned to prosper as the economy settles into historic trend line economic growth of around 2% with stable to lower interest rates. If we are right in our market outlook for the upcoming year, we expect the Fund's portfolio to build on 2023's strong results with another year of solid gains.

The attached commentary provides a thorough discussion about our 2023 results and why we think the Fund is well positioned going forward.

Matrix partners and associates are among the Fund's largest shareholders and our interests are directly aligned with yours.

We wish you all the best in 2024 and thank you for your continued support and confidence in the Fund.

Sincerely,

David A. Katz, CFA
Fund Manager

Past performance is not a guarantee of future results.

Earnings growth is not representative of the Fund's future performance.

Please refer to the Schedule of Investments in this report for details on Fund holdings.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Financials: a section of the economy made up of firms and institutions that provide financial services to commercial and retail customers.

The S&P 500® Equal Weight Index (EWI) is the equal-weight version of the widely-used S&P 500. The index includes the same constituents as the capitalization weighted S&P 500, but each company in the S&P 500 EWI is allocated a fixed weight - or 0.2% of the index total at each quarterly rebalance.

Health Care: all businesses involved in the provision and coordination of medical and related goods and services.

Information Technology: businesses that sell goods and services in electronics, software, computers, artificial intelligence, and other industries related to information technology (IT).

Industrials: Companies that manufacture machinery, handheld tools, and industrial products. This sector also includes aerospace and defense firms as well as companies engaged in transportation and logistics services.

Basic Materials: is an industry category made up of businesses engaged in the discovery, development, and processing of raw materials.

MATRIX ADVISORS
VALUE FUND, INC.

Communication Services: includes companies that sell phone and internet services via traditional landline, broadband, or wireless. The communications sector also includes companies that create and produce movies, television shows, and other content.

CPI The Consumer Price Index (CPI) consists of a family of indexes that measure price change experienced by urban consumers. Specifically, the CPI measures the average change in price over time of a market basket of consumer goods and services. The market basket includes everything from food items to automobiles to rent.

It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2023:
Microsoft Corporation	7.6%
Alphabet Inc. Class C.	6.6%
Apple Inc.	5.2%
Amazon.com Inc.	4.4%
Meta Platforms, Inc.	4.4%
J.P. Mogan Chase & Co.	4.3%
Goldman Sachs Group, Inc.	4.3%
Morgan Stanley	4.2%
Qualcomm	3.7%
TE Connectivity Ltd.	3.5%

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
VALUE FUND, INC.

Matrix Advisors Value Fund, Inc.
Capital Markets Commentary and Quarterly Report:
4th Quarter and 2023 Annual Review

Capital Markets Highlights

In Q4 2023, U.S. stock1 and bond2 markets rallied on improving inflation data, strong economic growth, and comments from Fed Chair Powell suggesting the Fed's interest rate hiking cycle is over and the prospects for a rare economic soft landing are improving.

The quarter started poorly with a decline in October amid fears of rising interest rates, a new war in the Middle East, and some disappointing earnings reports. Then the stock and bond markets abruptly changed course in the first week of November, jumping higher after surprisingly good labor productivity3 and inflation data and the Fed's decision to leave interest rates unchanged for the second consecutive time4. From that turning point, the stock market never looked back and rose for the last nine weeks of the year, its longest winning streak since 20045.

In Q4, the market, as measured by the S&P 500® Index, was up 11.69%. It was a broad-based rally with all sectors except Energy participating. The equally weighted S&P 500 Index®6 was up 11.85% in the quarter, a sharp contrast to the dominance of a handful of growth stocks, the Magnificent Seven, in the first half of the year.

For the full 2023 year, the market was up 26.29%, regaining all the ground lost in the 2022 bear market and closing less than 1% below its record high in January 2022.

Market returns by sector in 2023 were almost a mirror image of the returns during the 2022 bear market. The best-performing sectors in 2023 were Technology, Communication Services, and Consumer Discretionary, all sectors that were down sharply in 2022. This year's worst-performing sectors, Utilities and Energy, both down in 2023, were the only sectors with gains in 2022's bear market.

Fixed Income returns were positive in the 4th quarter after very modest gains or losses (depending on maturity term) in the first nine months of the year, with short to intermediate-term bonds up mid-single digits for the year. The 10-year U.S. Treasury started the year yielding 3.88%, rose to 5.02% on October 23rd, and after a strong rally in November and December, finished the year where it started, at 3.88%.

1  All references to the stock market are the S&P 500® Index unless otherwise noted.

2  All references to the bond market are the Bloomberg Intermediate-Term Government Bond Index unless otherwise noted.

3  Reuters 11/2/23. U.S. worker productivity grew at its quickest pace in three years in the third quarter of 2023, depressing labor costs.

4  Fed Decision November 2, 2023

5  CNBC December 29, 2023.

6  S&P 500® Equal Weight Index (EWI).

MATRIX ADVISORS
VALUE FUND, INC.

U.S. economic growth surprised almost everyone by accelerating as the year progressed, from a 2+% rate in the first half of the year to 4.9% in the 3rd quarter7 while inflation dropped from 6.5% to 3.1%8. The unemployment rate remained below 4% for 22 months in a row for the first time since the 1960s.

Matrix Advisors Value Fund

The Matrix Advisors Value Fund had a strong 4th quarter, up +12.85% in the quarter, ahead of the S&P 500® Index's gain of +11.69% and the Russell 1000 Value® Index's gain of +9.50%. For the year ended December 31, 2023, the Fund gained +25.21%, versus the S&P 500® Index's gain of +26.29% and the Russell 1000® Value Index's gain of +11.41%.

Performance results in 2023 benefited from investments made in high-quality Technology and Communication Services companies when their share prices were much lower. In the 4th quarter, more stocks in a variety of sectors outside of Technology contributed to the Fund's strong results. Our holdings in Financials were up double digits across the board in Q4, responding to the solid results they have been reporting and getting a lift from improving investor sentiment as interest rates declined.

Our 2024 Outlook

We begin the new year optimistic that the economy will show another year of growth and that inflation will continue to decline towards the Fed's 2% target. We are more positive about stocks than bonds but have a favorable view of high-quality fixed-income investments with maturities inside of 5-6 years. Our outlook for stocks in 2024 is that after a better-than-average 2023, we expect stock returns to come in closer to their long-term averages of high single digits.

Our best guess is that the Fed has engineered a soft landing, though a mild, short-lived recession is still a possibility if the Fed keeps rates too high for too long. After a strong 3rd quarter, we expect the U.S. economy to enter a slower, sustainable growth phase, around the historic trendline of 2%. Consumer balance sheets remain in good shape, holiday spending was solid, and other indicators of consumer confidence rose in December 20239 across all ages and household income levels. A healthy job market, infrastructure spending projects10, and stable to lower interest rates should help stimulate the economy and prevent a slide into recession. A pickup in housing activity11 is anticipated as mortgage rates decline in 2024 and this should have a very positive impact on the broader economy.

7 Barron's December 30, 2023.

8  December 2022 and November 2023 CPI data. Bureau of Labor Statistics. Using the Fed's preferred measure of consumer prices, the PCE (personal consumption price index) the November inflation number was even lower at +2.6%, and on a six-month basis, core PCE increased just + 1.9%, indicating that if current trends continue the Fed essentially has reached its goal. Source: CNBC December 22, 2023.

9  Conference Board Consumer Confidence Index December 20, 2023.

10  Including the Infrastructure & Jobs Act and the CHIPS & Science Act.

11  With average rates on 30-year mortgages peaking at nearly 8% in October, home sales hit their lowest level since 2010. Axios Markets December 20, 2023.

MATRIX ADVISORS
VALUE FUND, INC.

We believe the path to lower inflation is intact. A steady stream of data confirming slowing inflation has allowed the Fed to change its narrative from a "higher for much longer" interest rate outlook to one now projecting three rate cuts in 202412 and core inflation of 2.4% at year-end 202413. The spike in inflation caused by supply chain and workforce disruptions during the pandemic is largely behind us and consumer spending habits are returning to normal. Housing costs, which are now cooling but take time to show up in Consumer Price Index data, make up 35% of the CPI and are the single most important factor standing in the way of lower reported CPI inflation. According to the CPI data, they rose 6.5% in the year through November. Without shelter, inflation in that period would have been just 1.4%14.

A positive surprise on the inflation front is that the feared spike in oil prices after the October 7 attack on Israel did not materialize. Rather, oil prices declined amid rising supply and lower-than-expected demand. At year-end, the average price for a gallon of gas was $3.12, the lowest point of the year and down nearly 20% since prices peaked on September 18th15. This should further tamp down inflation numbers in the months ahead.

We anticipate good gains for the market in line with historic high-single-digit returns and are upbeat about the Fund's strategy. The one caveat to our upbeat outlook is that we expect market volatility throughout the year. We think the historic differential in spreads among asset classes and strategies in 2023 has set the stage for catch-up rallies and some reversals of relative sector returns in upcoming periods.

Two other factors that add to our confidence going into 2024 are Merger & Acquisition activity and new IPOs that have had something of a resurgence recently. These are both signs that business owners and managers are more confident in their businesses and the business environment overall.

We think that solid corporate fundamentals and supportive company outlooks will ultimately drive stocks higher in 2024. Since the pandemic, companies have learned to operate their business with more flexibility and efficiency. We anticipate that corporate earnings and dividends will be higher in 2024 versus 2023.

The companies in our Fund have solid financial positions, businesses that are stable and growing, with strong management teams. We believe they are well-positioned to navigate the current economic uncertainty and to provide favorable stock market returns this year.

Finally, as we have noted many times, there is always uncertainty about the future. The biggest risks we see for financial markets in 2024 are the uncertainty related to a government shutdown, the Presidential election, and geopolitical risks. Presidential election years are usually positive for the stock market, as are most years, but add more uncertainty for investors to stew over16.

12  Fed Minutes. WSJ 1/03/2024.

13  WSJ: Fed Begins Pivot Towards Lowering Rates as Inflation Declines, December 13, 2023.

14  WSJ: December 16, 2023.

15  CNBC December 29, 2023, quoting data from motorist group AAA.

16  Historical data shows markets have tended to rise in Presidential election years, with the S&P 500® Index recording positive returns in 20 of the 24 election years since 1928, or 83.3% of the time. The average return for those election years was 11.58%, according to figures from First Trust. That's well above the S&P 500 average return of 9.81% for all years since 1928. Source: Investopedia December 31, 2023. Economic and inflation trends have demonstrated a stronger relationship with market returns than election results.

MATRIX ADVISORS
VALUE FUND, INC.

We believe the formula for investment success is to look through near-term instability and stay focused on the long term. The best way to address that is to have an allocation to the stock market that is appropriate for the long term, which includes both good and bad times.

Semi-Annual Review

The Fund rose by +10.39% in the last six months of 2023 compared to gains of +8.04% for the S&P 500® Index and +6.00% for the Russell 1000® Value Index.

During the six months, the sectors contributing the most to the Fund's return (multiplying sector weighting by performance) were Financials, Communications Services, and Technology.

The 4th Quarter and Year in Review

The Matrix Advisors Value Fund showed strong performance results in 2023. In the 4th quarter, the portfolio outperformed both the S&P 500® Index and the Russell 1000® Value Index. For the full year, the Fund modestly underperformed the S&P 500® Index and was nicely ahead of the Russell 1000® Value Index.

Performance results in 2023 benefited from investments made in high-quality Technology and Communication Services companies when their share prices were much lower. In the 4th quarter, more stocks in a variety of sectors outside of Technology contributed to the portfolio's strong results. Our holdings in Financials were up double digits across the board in Q4, responding to the solid results they have been reporting and getting a lift from improving investor sentiment as interest rates declined. It's worth noting that in the aftermath of the mini-banking crisis in March and April, our financial holdings have quietly been the Fund's top sector since May 31st and are up around 28.5% in the back half of the year.

In 2024, we expect good but less spectacular results from last year's biggest winners and continued contributions from Financials in a less restrictive interest rate environment. We also expect greater gains from other areas of the portfolio that lagged in 2023 like Healthcare, Industrials, and Materials.

In the 4th quarter, we opportunistically added to positions in L3 Harris Technologies, Morgan Stanley, and Zimmer Biomet.

The largest sector weightings in the Matrix Advisors Value Fund portfolio as of December 31 were in Technology, Financials, Healthcare, and Communication Services, all areas we expect to do well in 2024.

Looking ahead, even after the Fund's robust gains in 2023, we are optimistic about the portfolio's positioning and prospects in 2024. The Fund's companies have strong and growing franchises and are positioned to prosper as the economy settles into historic trend line economic growth of around 2% with stable to lower interest rates. If we are right in our market outlook for the upcoming year, we expect the Fund to build on 2023's strong results with another year of solid gains.

MATRIX ADVISORS
VALUE FUND, INC.

Tax Mitigation

We were very active in our tax mitigation activities in the Fund's 2023 fiscal year with a goal of offsetting gains with losses when it made economic and investment sense. These actions allowed us to significantly reduce the capital gains realized in the Fund while maintaining the integrity of the portfolio, allowing it to fully participate in a market rebound.

  *  *  *

We thank you for the trust you have placed in us and send our best wishes for a happy, healthy, peaceful, and prosperous 2024.

MATRIX ADVISORS
VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2023, to December 31, 2023.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% Return Before Expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information in this column to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (7/1/23)	$1,000.00	$1,000.00
Ending Account Value (12/31/23)	$1,103.90	$1,020.16
Expenses Paid During Period(1)	$5.24	$5.03

(1)  Expenses are equal to the Fund's annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MATRIX ADVISORS
VALUE FUND, INC.

SECTOR BREAKDOWN
Communication Services	14.8%
Consumer Discretionary	5.1%
Financials	30.5%
Health Care	18.0%
Industrials	7.3%
Information Technology	23.1%
Materials	1.0%
Total Investments	99.8%
Other Assets(1)	0.2%
Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund's total investments as of December 31, 2023.

(1)  Represents short-term investments and other assets and liabilities (net).

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

as of December 31, 2023 (Unaudited)

SHARES	VALUE
COMMON STOCKS - 99.8%
AEROSPACE PRODUCT & PARTS MANUFACTURING: 1.5%
10,600 RTX Corp.	$891,884
AEROSPACE/DEFENSE: 3.5%
10,100 L3Harris Technologies, Inc.	2,127,262
BANK (MONEY CENTER): 4.3%
15,400 JPMorgan Chase & Co.	2,619,540
BANK (PROCESSING): 3.4%
40,000 The Bank Of New York Mellon Corp.	2,082,000
BANK (REGIONAL): 2.7%
10,450 The PNC Financial Services Group, Inc.	1,618,183
BANK (SUPER REGIONAL): 6.3%
47,120 US Bancorp	2,039,354
35,600 Wells Fargo & Co.	1,752,232
3,791,586
BIOTECHNOLOGY: 2.1%
15,600 Gilead Sciences, Inc.	1,263,756
BUSINESS SUPPORT SERVICES: 3.0%
30,000 PayPal Holdings, Inc.(a)	1,842,300
CABLE TV: 3.4%
47,000 Comcast Corp. - Class A	2,060,950
CHEMICALS: 1.0%
2,300 Air Products and Chemicals, Inc.	629,740
COMPUTER AND PERIPHERALS: 5.2%
16,300 Apple, Inc.	3,138,239
COMPUTER SOFTWARE AND SERVICES: 7.6%
12,150 Microsoft Corp.	4,568,886

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

as of December 31, 2023 (Unaudited) – Continued

SHARES	VALUE
CONSUMER DISCRETIONARY (MULTI-MEDIA): 0.4%
15,950 Paramount Global - Class B	$235,901
DATA PROCESSING: 2.3%
10,300 Fiserv, Inc.(a)	1,368,252
DRUG: 2.9%
11,400 AbbVie, Inc.	1,766,658
DRUG STORE: 2.6%
19,500 CVS Health Corp.	1,539,720
ELECTRICAL COMPONENT: 3.5%
15,200 TE Connectivity Ltd.	2,135,600
INSURANCE CARRIERS: 2.7%
3,125 UnitedHealth Group, Inc.	1,645,219
INTERNET: 11.0%
28,425 Alphabet, Inc. - Class C(a)	4,005,934
7,475 Meta Platforms, Inc. - Class A(a)	2,645,851
6,651,785
INTERNET (RETAIL): 5.1%
17,450 Amazon.com, Inc.(a)	2,651,353
10,000 eBay, Inc.	436,200
3,087,553
MEDICAL SUPPLIES: 5.1%
4,400 Becton Dickinson & Co.	1,072,852
16,400 Zimmer Biomet Holdings, Inc.	1,995,880
3,068,732
PRECISION INSTRUMENTS: 2.6%
3,000 Thermo Fisher Scientific, Inc.	1,592,370
SECURITIES BROKERAGE: 8.5%
27,150 Morgan Stanley	2,531,738
6,675 The Goldman Sachs Group, Inc.	2,575,014
5,106,752

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

as of December 31, 2023 (Unaudited) – Continued

SHARES	VALUE
SEMICONDUCTOR: 3.7%
15,300 QUALCOMM, Inc.	$2,212,839
TELECOMMUNICATIONS (EQUIPMENT): 3.1%
37,500 Cisco Systems, Inc.	1,894,500
TRANSPORTATION - SERVICES: 2.3%
5,400 FedEx Corp.	1,366,038
TOTAL COMMON STOCKS (Cost $29,720,971)	$60,306,245
SHORT-TERM INVESTMENTS - 0.2%
141,168 First American Government Obligations Fund - Class X, 5.28%(b)	141,168
TOTAL SHORT-TERM INVESTMENTS (Cost $141,168)	$141,168
TOTAL INVESTMENTS (Cost $29,862,139): 100.0%	60,447,413
LIABILITIES IN EXCESS OF OTHER ASSETS: 0.0%(c)	(28,140)
TOTAL NET ASSETS: 100.0%	$60,419,273

Percentages are stated as a percent of net assets.

(a)  Non-income producing security.

(b)  The rate shown represents the 7-day effective yield as of December 31, 2023.

(c)  Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Assets and Liabilities

At December 31, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (cost $29,862,139)	$60,447,413
Receivables:
Dividends and interest	41,283
Fund shares sold	2,115
Prepaid expenses	25,754
Total assets	60,516,565
LIABILITIES:
Payables:
Due to advisor	27,494
Accrued expenses:
Audit fees	31,267
Fund administration fees	16,119
Reports to shareholders	9,401
Accounting fees	4,957
Custody fees	2,291
Transfer agent fees	417
Director fees	30
Other expenses	5,316
Total liabilities	97,292
NET ASSETS	$60,419,273
Number of shares authorized	30,000,000
Number of shares, $0.01 par value, issued and outstanding	705,024
Net Asset Value, Offering Price and Redemption Price Per Share	$85.70
COMPONENTS OF NET ASSETS:
Paid in capital	$29,277,531
Total distributable earnings	31,141,742
Net Assets	$60,419,273

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Operations

For the Six Months Ended December 31, 2023 (Unaudited)

INVESTMENT INCOME
INCOME
Dividends	$549,779
Interest	3,416
Total income	553,195
EXPENSES
Advisory fees	214,324
Fund administration fees	42,000
Transfer agent and accounting fees	28,094
Professional fees	22,937
Federal and state registration fees	15,064
Reports to shareholders	7,790
Custody fees	7,364
Director fees	4,529
Other expenses	4,525
Total expenses	346,627
Less: Expense reimbursement by advisor	(63,719)
Net expenses	282,908
Net investment income	270,287
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,117,919
Net change in unrealized appreciation/depreciation on investments	4,377,352
Net realized and unrealized gain on investments	5,495,271
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,765,558

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Changes in Net Assets	SIX MONTHS ENDED DECEMBER 31, 2023	YEAR ENDED JUNE 30, 2023
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$270,287	$525,241
Net realized gain (loss) on investments	1,117,919	(166,636)
Net change in net unrealized appreciation on investments	4,377,352	6,290,755
Net increase in net assets resulting from operations	5,765,558	6,649,360
NET DISTRIBUTIONS TO SHAREHOLDERS	(1,068,265)	(2,493,445)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	334,451	732,493
Proceeds from reinvestment of distributions	906,931	2,087,636
Cost of shares redeemed	(2,396,063)	(2,938,825)
Net decrease from capital share transactions	(1,154,681)	(118,696)
Total increase in net assets	3,542,612	4,037,219
NET ASSETS
Beginning of year	56,876,661	52,839,442
End of year	$60,419,273	$56,876,661
CHANGE IN SHARES
Shares outstanding, beginning of year	719,691	719,127
Shares sold	4,170	9,661
Shares issued on reinvestment of distributions	10,686	30,077
Shares redeemed	(29,523)	(39,174)
Shares outstanding, end of year	705,024	719,691

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Financial Highlights

For a capital share outstanding throughout each year

	SIX MONTHS ENDED DECEMBER 31,	YEARS ENDED JUNE 30,
	2023	2023	2022	2021	2020	2019
Net asset value, beginning of year	$79.03	$73.48	$96.30	$64.74	$68.01	$70.38
Income (loss) from investment operations:
Net investment income(a)	0.38	0.73	0.78	0.87	1.12	0.95
Net realized and unrealized gain (loss) on investments	7.82	8.33	(12.88)	33.05	(1.37)	1.84
Total from investment operations	8.20	9.06	(12.10)	33.92	(0.25)	2.79
Less distributions:
Dividends from net investment income	(0.98)	(0.60)	(0.78)	(1.49)	(0.67)	(0.90)
Distributions from net realized gain	(0.55)	(2.91)	(9.94)	(0.87)	(2.35)	(4.26)
Total distibutions	(1.53)	(3.51)	(10.72)	(2.36)	(3.02)	(5.16)
Net asset value, end of year	$85.70	$79.03	$73.48	$96.30	$64.74	$68.01
Total return	10.39%	12.99%	(14.61)%	53.33%	(0.82)%	5.25%
Ratios/supplemental data:
Net assets, end of year (millions)	$60.4	$56.9	$52.8	$65.2	$48.1	$53.6
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.21%	1.23%	1.16%	1.21%	1.23%	1.19%
After expense reimbursement	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets:
Before expense reimbursement	0.72%	0.73%	0.68%	0.87%	1.44%	1.19%
After expense reimbursement	0.94%	0.97%	0.85%	1.09%	1.68%	1.39%
Portfolio turnover rate	11%	22%	23%	24%	28%	22%

(a)  Calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the "FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies". The Fund commenced operations September 16, 1983. The Fund's investment objective is to achieve a total rate of return which is comprised of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.  Security Valuation.

Securities traded on a national securities exchange, except those listed on the NASDAQ Stock Market, LLC ("NASDAQ"), are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading (generally 4:00 p.m, Eastern time). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by on independent pricing service or reporting agency. Foreign currency exchange rates generally are valued at the last sale price at the close on an exchange on which the security is primarily traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by Matrix Asset Advisors, Inc. (the "Advisor" or "Matrix"), the Fund's investment advisor and valuation designee, in accordance with procedures approved by the Board of Directors (the "Board") of the Fund under Rule 2a-5 of the 1940 Act. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value ("NAV") per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective NAVs as determined by those funds for purchase and/or redemption orders placed on that day, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B.  Shares Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's NAV per share.

C.  Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2021 – 2023), or expected to be taken in the Fund's 2024 tax returns. The Fund identifies its major tax jurisdictions as U. S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.  Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. The Fund will distribute net investment income and net capital gains, if any, at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

F.  Indemnification Obligations.

Under the Fund's organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.  Recent Accounting Pronouncements.

Rule 18f-4

On October 28, 2020, the Securities and Exchange Commission (the "SEC") adopted new Rule 18f-4, which governs the use of derivatives by registered investment companies. The Fund was required to implement and comply with Rule 18f-4 by August 19, 2022 if the Fund invests in derivatives or engages in other transactions subject to Rule 18f-4. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

Rule 2a-5

In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which provides a framework for fund valuation practices. Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are "readily available" for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

H.  Subsequent Events.

The Fund has evaluated subsequent events through the issuance of the Fund's financial statements and has determined that no events have occurred that require disclosure in these financial statements.

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has an investment advisory agreement with the Advisor to serve as investment advisor. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual advisory fee, accrued daily, paid monthly, of 0.75% of the Fund's average daily net assets. For the six months ended December 31, 2023, the Fund accrued $214,324 in advisory fees.

The Advisor has contractually agreed to reduce its advisory fees and/or pay expenses of the Fund through at least October 31, 2024, to ensure that the Fund's total annual operating expenses (excluding front-end or contingent deferred loads, acquired fund fees and expenses, leverage interest, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation) will not exceed

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

0.99% of the Fund's average daily net assets. In connection with this expense limitation, the Advisor is entitled to recoup fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Fund's expense ratio to exceed the lesser of: (i) the expense limitation in effect at the time of the waiver and/or the expense payment or (ii) the expense limitation in place at the time of recoupment. This arrangement can be terminated only by, or with the consent of, the Board upon 60 days' written notice to the Advisor.

Any such reimbursement will be reviewed by the Fund's Board. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

For the six months ended December 31, 2023, the Advisor waived $63,719 in advisory fees. At July 1, 2023, to December 31, 2023, the cumulative amount available for reimbursement that has been paid and/or waived is $360,907. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30,
2024	2025	2026	2027
$58,041	$111,340	$127,806	$63,719

The Fund's Chief Compliance Officer ("CCO") receives no compensation from the Fund; however, U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, the Fund's administrator (the "Administrator") was paid $2,000 during the year ended June 30, 2023, for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2023, are as follows:

	Purchases	Sales
Common Stock	$6,287,311	$8,357,633

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2023, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$30,710,588
Gross tax unrealized appreciation	27,024,478
Gross tax unrealized depreciation	(816,556)
Net tax unrealized appreciation on investments	26,207,922
Undistributed ordinary income	408,116
Undistributed long-term capital gains	—
Total Distributable Earnings	408,116
Other accumulated gains (losses)	(171,589)
Total Accumulated Earnings/Losses	$26,444,449

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

There are no differences between book basis and tax basis.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended June 30, 2023, the Fund had no permanent differences that were reclassified between paid-in capital and distributable earnings.

As of June 30, 2023, the Fund had no short term loss carryover or long term loss carryover. These losses may offset future capital gains for federal income tax purposes. The Fund had $171,589 of post-October losses, which are deferred until fiscal year 2024 for tax purposes. Capital losses incurred after October 31 ("post-October losses") within that taxable year are deemed to arise on the first day of the Fund's next taxable year.

As of June 30, 2023, the Fund had no qualified late-year ordinary losses, which are deferred until fiscal year 2024 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

The tax character of distributions paid during the six months ended December 31, 2023, and year ended June 30, 2023, were as follows:

	December 31, 2023	June 30, 2023
Distributions Paid From:
Ordinary Income*	$684,248	$426,230
Long-Term Capital Gain	$384,017	$2,067,215
	$1,068,265	$2,493,445

*  For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used to value the asset or liability. These standards state that "observable inputs" reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. "Unobservable inputs" reflect the Fund's own assumptions about the inputs market participants would use to value the asset or liability.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 –  Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2023.

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks*	$60,306,245	$—	$—	$60,306,245
Total Equity	$60,306,245	$—	$—	$60,306,245
Short-Term Investments	$141,168	$—	$—	$141,168
Total Investments in Securities	$60,447,413	$—	$—	$60,447,413

*  Please refer to the Schedule of Investments for a breakout of common stocks by industry classifications.

NOTE 7 – IMPACTS OF COVID-19

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operations and financial performance of the Fund's investments depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund's investments.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, upon request, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year (quarters ended September 30 and March 31) as an exhibit to its reports on Form N-PORT. Portfolio holdings filed on Form N-PORT are publicly available 60 days after the end of the applicable quarter. The Fund's Form N-PORT filings are available on the Securities and Exchange Commission's website at www.sec.gov. This information is also available, without charge, upon request, by calling toll free, 1-800-366-6223.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, Matrix Advisors Value Fund, Inc. (the "Fund") has adopted and implemented a liquidity risk management program (the "Program"). The Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Directors (the "Board") of the Fund has approved Matrix Asset Advisors, Inc., the Fund's investment adviser, as the administrator for the Program (the "Program Administrator"). The Program Administrator has further delegated administration of the Program to a Liquidity Risk Management Committee comprised of various personnel of the Program Administrator's portfolio management, risk and compliance departments. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquidity investment minimum, if applicable, and any material changes to the Program.

On August 23, 2023, the Board reviewed the Program Administrator's written annual report for the period July 1, 2022 through June 30, 2023 (the "Report"). The Report provided an assessment of the Fund's liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors' interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator determines the liquidity classifications of the Fund's holdings, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund's portfolio is expected to primarily hold highly liquid investments and the Fund will be considered a "primarily highly liquid fund" (as defined in the Program) and can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Fund did not hold illiquid investments during the review period and the Fund was not required to file Form N-LIQUID during the review period. The Report noted that no material changes had been made to the Program during the review period.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between Matrix Advisors Value Fund, Inc. (the "Fund") and Matrix Asset Advisors, Inc. (the "Advisor") continues in effect from year to year, if such continuation is approved at least annually by the Fund's Board of Directors (the "Board") at an in-person meeting called for that purpose (or in another manner permitted by the Investment Company Act of 1940, as amended (the "1940 Act") or pursuant to exemptive relief therefrom), and also by a vote of a majority of the directors who are not "interested persons" of the Fund within the meaning of the 1940 Act (the "Independent Directors").

At a meeting held on August 23, 2023, the Board reviewed and discussed numerous documents that had been requested and provided prior to the meeting, including the Investment Advisory Agreement, a memorandum prepared by counsel to the Fund and the Independent Directors ("Fund Counsel") discussing in detail the Board's fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement, information provided by the Advisor in response to a request for information made on behalf of the Independent Directors by Fund Counsel, including: (i) a profitability analysis of the Fund prepared by the Advisor with respect to the Fund and the Investment Advisory Agreement; (ii) comparative information about the Fund's performance, advisory fee and net expense ratio; (iii) information regarding fees charged by the Advisor for advisory services provided to other clients managed by the Advisor; (iv) the Advisor's best execution and trading policies; (v) the Advisor's risk management system and related policies; (vi) the Advisor's compliance program monitoring and the annual chief compliance officer compliance program review; (vii) the Advisor's cybersecurity practices; (viii) the Advisor's overall financial condition and financial commitments to the Fund; (ix) information regarding the Advisor's soft-dollar practices and commissions paid by the Fund during the year ended June 30, 2023; (x) a copy of the Advisor's Form ADV; (xi) the implementation and operation of the Advisor's disaster recovery plan and related testing thereto; and (xii) other pertinent information. In addition, the Board received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information.

The Independent Directors met separately in executive session with Fund Counsel to consider the renewal of the Investment Advisory Agreement. Based on its evaluation of information provided by the Advisor, in conjunction with the Fund's other service providers, the Board, including a majority of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors noted below.

1)  The nature, extent and quality of services provided by the Advisor to the Fund.

The Board reviewed the nature and extent of the services provided by the Advisor under the terms of the Fund's Investment Advisory Agreement and the quality of those services over the past year. The Board considered that the Advisor had extensive experience in value investing, as well as the quality of the other services provided by the Advisor, including, but not limited to: the administration of the Fund's compliance program, including the efforts of the Fund's chief compliance officer; Board services support; oversight and coordination of service providers; general administrative services; and other services, such as the provision of office space to Fund officers. The Board evaluated these factors based on its direct experience with the Advisor and in consultation with Fund Counsel. The Board also considered other information from Fund

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

management. The Board also focused on the Advisor's reputation, long-standing relationship with the Fund, overall compliance culture and experience managing a separate open-end mutual fund (Matrix Advisors Dividend Fund, a series of Matrix Advisors Funds Trust). Based on the foregoing, the Board concluded that the range of services provided by the Advisor to the Fund was appropriate, and that the Advisor was qualified to provide such services to the Fund.

2)  The cost of the advisory services and the profits realized by the Advisor from the relationship with the Fund.

In connection with the Board's consideration of the level of the advisory fee, the Board considered the Fund's advisory fee of 0.75% of the Fund's average daily net assets and the Fund's contractual limitation on total operating expenses (excluding acquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary expenses) of 0.99% of the Fund's average daily net assets. The Board compared the level of the advisory fee for the Fund against the advisory fees charged to: (i) funds in the peer group; and (ii) other separately managed accounts ("SMAs") of the Advisor with investment strategies similar to the Fund's investment strategy. The Board noted that the peer group was selected using data from Morningstar, Inc. based on a range of criteria including Morningstar classification (large value fund classification), load structure (all retail, no-load funds without Rule 12b-1 plans), and asset size. This peer group was compiled by the Fund's administrator, U.S. Bancorp Fund Services LLC d/b/a U.S. Bank Global Fund Services ("Fund Services"). The Board also considered comparative total fund expenses of the Fund and the peer group.

The Board noted that the advisory fee of 0.75% charged by the Advisor was equal to the median (0.75%) and slightly above the average (0.73%) among the peer group, and the Fund's total expense ratio (net of fee waivers) of 0.99% was equal to the median (0.99%) and higher than the average (0.91%) among the peer group. The Board also noted that the Advisor provided significant subsidies to the Fund by limiting the Fund's total expenses to 0.99% (the net advisory fee paid to the Advisor by the Fund for the fiscal year ended June 30, 2023 was 0.50%). The Board considered that through these subsidies, the Advisor had reimbursed the Fund significant amounts during the prior fiscal years. The Board also noted that the Advisor bears the cost for the fees associated with the Fund's participation on various no-transaction fee platforms. The Board also reviewed the schedules of fees charged to other SMAs of the Advisor with investment strategies similar to the Fund's investment strategy, noting the average fees paid by those SMAs were slightly lower than the Fund's advisory fee. The Board noted the additional services provided to the Fund including, but not limited to, the provision of Fund officers, 1940 Act compliance, administrative services and the oversight of the Fund's other service providers, including Fund Services.

The Board also considered the profitability to the Advisor arising out of its relationship with the Fund. In this regard, the Board reviewed the profitability analysis prepared by the Advisor for the fiscal year ended June 30, 2023. The Board concluded that the profitability of the Fund to the Advisor was not excessive and noted that, after payments made by the Advisor from its legitimate profits for marketing and/or distributing the Fund, the Advisor was not realizing a profit in connection with its management of the Fund. However, the Board noted that the Advisor is financially sound and has maintained adequate profit levels to support its services to the Fund from the revenue of its overall investment advisory business, despite subsidizing the Fund's operations. In light of all of these factors, the Board concluded that the advisory fee paid by the

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Fund to the Advisor was reasonable in light of the nature and quality of the services provided and fees paid by comparable funds and accounts.

3)  Investment performance of the Fund and the Advisor.

The Board reviewed the investment performance of the Fund, both on an absolute basis and as compared to the peer group for the year-to-date, one-year, three-year, five-year and ten-year periods ended June 30, 2023. The Board observed that the Fund outperformed the peer group average for all periods ended June 30, 2023. The Board also reviewed the Fund's performance compared to its benchmark index, the S&P 500 Index, as well as the Russell 1000 Value Index. The Board also compared the Fund's performance to the historical performance of an applicable composite of the other SMAs managed by the Advisor that were similar to the Fund in terms of investment strategy. The Board considered the portfolio commentary provided at each quarterly Board meeting, and the Advisor's analysis of the Fund's performance. The Board noted continued discussions with the Advisor throughout the year regarding the Fund's performance, and the Advisor's commitment to review the strategies and investment selection process for the Fund. After considering all factors related to the performance of the Fund, the Board concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Board determined that the Fund and its shareholders could benefit from the Advisor's continued management.

4)  The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board's consideration of economies of scale, the Board considered that through the Advisor's fee waivers, the Advisor was in effect providing access to economies of scale to the Fund and its shareholders that would not otherwise be realized until the Fund reached significantly higher asset levels. The Board noted that the Fund's advisory fee did not contain any breakpoint reductions as the Fund's assets grow in size, but the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. With respect to the advisory fee structure, the Board concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Advisor and the Fund at the Fund's current asset level.

5)  Benefits derived from the Advisor's relationship with the Fund and other factors.

The Board considered the direct and indirect benefits that could be derived by the Advisor from its association with the Fund, including greater name recognition. The Board also discussed the Advisor's brokerage practices and best execution obligations, noting the benefits the Advisor may receive through the provision of brokerage and research services to the Advisor (through soft dollar commissions) by brokers executing transactions on behalf of the Fund. The Board concluded that the benefits the Advisor may receive appear to be reasonable and, in many cases, may benefit the Fund.

Based on a consideration of all of these factors in their totality, the Board, including all of the Independent Directors, unanimously determined that the continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. The Board also concluded that the investment advisory fees paid to the Advisor by the Fund continued to be fair and reasonable in consideration of the Fund, the profitability of the Fund to the Advisor and the services provided by the Advisor to the Fund.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

DIRECTOR AND OFFICER INFORMATION

The Board of Directors is responsible for the overall management of the Fund's business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, upon request, by calling 1-800-366-6223.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

Interested Director
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Director	Other Directorships Held by Director
David A. Katz, CFA * 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1962)	Director, President and Treasurer	Since 1997	Chief Investment Officer (1986 to present) and President (1990 to present) of the Advisor, and portfolio manager of the Fund (1996 to present).	2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)
Independent Directors
T. Michael Tucker 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1942)	Director	Since 1997	Retired; formerly, Owner of T. Michael Tucker, a certified public accounting firm (1977 to 2005 and 2011 to 2019); formerly, Consultant, Carr Riggs & Ingram, LLP, a certified public accounting firm (2005 to 2011).	2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Independent Directors, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Director	Other Directorships Held by Director
Larry D. Kieszek 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1950)	Director and Chairman	Since 1997	Retired; formerly, Partner of Purvis, Gray & Company, a certified public accounting firm (1974 to 2015).	2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)
David S. Wyler 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1969)	Director	Since 2016	Head of Advanced TV at TransUnion (March 2021 to present); Vice President of Advanced TV & Digital Video at IRI Worldwide (market research company) (December 2017 to December 2020); Vice President of Business Development, iQ Media (audience intelligence firm) (May to September 2017); Senior Director of Sales at Simulmedia (TV targeting company) (2016 – 2017); Vice President of Business Development at Resonate (marketing intelligence firm) (2014 – 2016); Vice President Business Development, Experian (2013 – 2014).	2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Officers of the Fund
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Director	Other Directorships Held by Director
Lon F. Birnholz 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1960)	Executive Vice President and Secretary	Since 2006	Senior Managing Director of the Advisor (1999 to present).	N/A	N/A
Steven G. Roukis, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1967)	Senior Vice President	Since 2000	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).	N/A	N/A
Jordan F. Posner 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1957)	Senior Vice President	Since 2006	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).	N/A	N/A
Stephan J. Weinberger, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1955)	Senior Vice President	Since 2010	Managing Director and Senior Portfolio Manager of the Advisor (2010 to present).	N/A	N/A

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Officers of the Fund, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Director	Other Directorships Held by Director
Jonathan Tom 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1983)	Senior Vice President	Since 2016	Chief Operating Officer of the Advisor (2015 to present); Head Fixed Income Trader of the Advisor (2011 to present); Equity Research Analyst of the Advisor (2005 to present).	N/A	N/A
Jacqueline Mandel 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1964)	Vice President, Assistant Secretary, Chief Compliance Officer and AML Compliance Officer	Since 2022

Chief Compliance Officer of the Advisor (February 2022 to present); Marketing Consultant of the Advisor (July 2021 to January 2022); Investment Management Sales Associate of Arrow Partners, Inc. (a third-party marketing firm) (January 2021to January 2022); Analyst of Knightspoint Partners LLC (an investment firm) (2018 to 2020); Independent Consultant of Berens Capital Management, LLC (an investment firm) (November 2017 to January 2018); and Research Associate of Moisson Partners Inc. (a consulting firm) (2016 to February 2018).

				N/A	N/A

*  "Interested person" of the Fund as that term is defined under the 1940 Act. Mr. Katz is considered an "interested person" because of his affiliation with the Advisor.

**  The "Fund Complex" includes the Fund and a series of Matrix Advisors Funds Trust.

†  Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date of a Director's death, resignation or retirement, or a Director is removed by the shareholders, in accordance with the Fund's By-Laws, as amended, and Articles of Incorporation of the Fund, as amended.

MATRIX ADVISORS
VALUE FUND, INC.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Board of Directors
David A. Katz, CFA
Larry D. Kieszek
T. Michael Tucker
David S. Wyler

•

Investment Advisor
Matrix Asset Advisors, Inc.
10 Bank Street, Suite 590
White Plains, NY 10606
(800) 366-6223

•

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212
•

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

•

Administrator
U.S. Bancorp Fund Services, LLC
777 E Wisconsin Ave
Milwaukee, WI 53202

•

Independent Registered Public
Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

•

Distributor
Quasar Distributors, LLC
3 Canal Plaza Suite 100
Portland, ME 04101

Semi-Annual Report

MATRIX ADVISORS

VALUE FUND, INC.

December 31, 2023

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

10 Bank Street, Suite 590
White Plains, NY 10606

Ticker Symbol: MAVFX
Cusip: 57681T102

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants that are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that such disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by other officers of the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a) (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By	/s/ David A. Kat
David A. Katz, President

Date	March 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Kat
David A. Katz, President

Date	March 4, 2024